As filed with the Securities and Exchange Commission on June 21, 2013

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

VERENIUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	22-3297375
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 John Hopkins Court, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Verenium Corporation 2010 Equity Incentive Plan, as amended

(Full title of the plan)

Alexander A. Fitzpatrick, Esq.

Senior Vice President, General Counsel and Corporate Secretary

Verenium Corporation

3550 John Hopkins Court

San Diego, CA 92121

(858) 431-8500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Matthew T. Browne, Esq.

Asa Michael Henin, Esq.

Cooley LLP

4401 Eastgate Mall

San Diego, California 92121

Tel: (858) 550-6000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered (1)	Proposed maximum offering price per share (2)	Proposed maximum aggregate offering price (2)	Amount of registration fee
Common Stock, $0.001 par value per share, issuable under the Verenium Corporation 2010 Equity Incentive Plan, as amended	1,800,000 (3)	$2.25	$4,050,000.00	$552.42

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also registers any additional shares of the registrant’s Common Stock, par value $0.001 per share (“Common Stock”), that become issuable under the Verenium Corporation 2010 Equity Incentive Plan, as amended (the “Plan”) by reason of any stock dividend, stock split, recapitalization or other similar transaction.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) and Rule 457(c) under the Securities Act. The price per share and aggregate offering price are based upon the average of the high and low prices of the Common Stock on June 19, 2013, as reported on the Nasdaq Global Market.
(3)	Represents shares of Common Stock that were added to the shares authorized for issuance under the Plan pursuant to an amendment to the Plan, approved by the stockholders of the registrant on June 14, 2013.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENT ON FORM S-8

The contents of the Registration Statement on Form S-8 (File No. 333-170973) filed with the Securities and Exchange Commission on December 3, 2010 are incorporated by reference herein.

Item 8.	Exhibits.

Exhibit Number	Description

4.1	Amended and Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Quarterly Report on Form 10-Q (File No. 000-29173), for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 12, 2000, and incorporated herein by reference.

4.2	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), for the year ended December 31, 2006, filed with the Securities and Exchange Commission on March 16, 2007, and incorporated herein by reference.

4.3	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on June 26, 2007, and incorporated herein by reference.

4.4	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 (File No.000-29173), filed with the Securities and Exchange Commission on March 16, 2009, and incorporated herein by reference.

4.5	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with Securities and Exchange Commission on September 9, 2009, and incorporated herein by reference.

4.6	Amended and Restated Bylaws—filed as an exhibit to the registrant’s Quarterly Report on Form 10-Q (File No. 000-29173), for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 12, 2000, and incorporated herein by reference.

4.7	Amendment to Amended and Restated Bylaws—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on March 27, 2007, and incorporated herein by reference.

4.8	Form of Common Stock Certificate of the Company—filed as an exhibit to the registrant’s Registration Statement on Form S-1 (File No. 333-92853), filed with the Securities and Exchange Commission on January 20, 2000, and incorporated herein by reference.

4.9	Form of Warrant issued by the registrant to Syngenta Participations AG on February 20, 2003—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on January 6, 2003, and incorporated herein by reference.

4.10	Form of Warrant—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on February 25, 2008, and incorporated herein by reference.

4.11	Form of Warrant—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on October 6, 2009, and incorporated herein by reference.

4.12	Form of Warrant issued to Comerica Bank—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on March 5, 2012, and incorporated herein by reference.

4.13	Amended and Restated Warrant issued to Athyrium Opportunities Fund (A)—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.

4.14	Amended and Restated Warrant issued to Athyrium Opportunities Fund (B)—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.

4.15	Registration Rights Agreement, dated December 7, 2012, by and between the Company and Athyrium Opportunities Fund (A) LP and Athyrium Opportunities Fund (B) LP—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.

5.1	Opinion of Cooley LLP—filed herewith.

23.1	Consent of Independent Registered Public Accounting Firm—filed herewith.

23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page hereto.

99.1	Verenium Corporation 2010 Equity Incentive Plan, as amended—filed as Annex A to the registrant’s Proxy Statement on Schedule 14A (File No. 000-29173), filed with the Securities and Exchange Commission on April 26, 2013, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on June 21, 2013.

VERENIUM CORPORATION

By:	/s/ James E. Levine
James E. Levine
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jamie E. Levine and Jeffrey G. Black, and each of them, as his or her true and lawful attorneys-in-fact and agents, each with full power of substitution, for him or her and in his or her name, place or stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James E. Levine	President, Chief Executive Officer and Director (Principal Executive Officer)	June 21, 2013
James E. Levine

/s/ Jeffrey G. Black	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	June 21, 2013
Jeffrey G. Black

/s/ James H. Cavanaugh	Chairman of the Board of Directors	June 21, 2013
James H. Cavanaugh

/s/ Joshua Ruch	Director	June 21, 2013
Joshua Ruch

	Director	June 21, 2013
John F. Dee

/s/ Fernand J. Kaufmann	Director	June 21, 2013
Fernand J. Kaufmann, Ph.D.

	Director	June 21, 2013
Peter Johnson

/s/ Cheryl Wenzinger	Director	June 21, 2013
Cheryl Wenzinger

/s/ Holger Liepmann	Director	June 21, 2013
Holger Liepmann

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Quarterly Report on Form 10-Q (File No. 000-29173), for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 12, 2000, and incorporated herein by reference.

4.2	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), for the year ended December 31, 2006, filed with the Securities and Exchange Commission on March 16, 2007, and incorporated herein by reference.

4.3	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on June 26, 2007, and incorporated herein by reference.

4.4	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 (File No.000-29173), filed with the Securities and Exchange Commission on March 16, 2009, and incorporated herein by reference.

4.5	Certificate of Amendment of Restated Certificate of Incorporation—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with Securities and Exchange Commission on September 9, 2009, and incorporated herein by reference.

4.6	Amended and Restated Bylaws—filed as an exhibit to the registrant’s Quarterly Report on Form 10-Q (File No. 000-29173), for the quarter ended March 31, 2000, filed with the Securities and Exchange Commission on May 12, 2000, and incorporated herein by reference.

4.7	Amendment to Amended and Restated Bylaws—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on March 27, 2007, and incorporated herein by reference.

4.8	Form of Common Stock Certificate of the Company—filed as an exhibit to the registrant’s Registration Statement on Form S-1 (File No. 333-92853), filed with the Securities and Exchange Commission on January 20, 2000, and incorporated herein by reference.

4.9	Form of Warrant issued by the registrant to Syngenta Participations AG on February 20, 2003—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on January 6, 2003, and incorporated herein by reference.

4.10	Form of Warrant—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on February 25, 2008, and incorporated herein by reference.

4.11	Form of Warrant—filed as an exhibit to the registrant’s Current Report on Form 8-K (File No. 000-29173), filed with the Securities and Exchange Commission on October 6, 2009, and incorporated herein by reference.

4.12	Form of Warrant issued to Comerica Bank—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on March 5, 2012, and incorporated herein by reference.

4.13	Amended and Restated Warrant issued to Athyrium Opportunities Fund (A)—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.

4.14	Amended and Restated Warrant issued to Athyrium Opportunities Fund (B)—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.

4.15	Registration Rights Agreement, dated December 7, 2012, by and between the Company and Athyrium Opportunities Fund (A) LP and Athyrium Opportunities Fund (B) LP—filed as an exhibit to the registrant’s Annual Report on Form 10-K (File No. 000-29173), filed with the Securities and Exchange Commission on April 1, 2013, and incorporated herein by reference.

5.1	Opinion of Cooley LLP—filed herewith.

23.1	Consent of Independent Registered Public Accounting Firm—filed herewith.

23.2	Consent of Cooley LLP. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page hereto.

99.1	Verenium Corporation 2010 Equity Incentive Plan, as amended—filed as Annex A to the registrant’s Proxy Statement on Schedule 14A (File No. 000-29173), filed with the Securities and Exchange Commission on April 26, 2013, and incorporated herein by reference.